EXHIBIT 10.1.6

                         CONSUMER REPORT USER AGREEMENT
                          ADDENDUM FOR PAYMENT METHODS


                                      Terms

User does not wish to pursue automatic withdrawal as the desired method of payment. Instead, the User certifies and agrees to:

* Pay for services based on an electronic statement system similar to the format used by telephone companies. Terms are NET 30 days. Accounts in arrears will assume a finance charge of 2% per month or the highest lawful rate, whichever is less. If an account goes to collection, User agrees to pay all expenses, including reasonable legal fees.

One-time Set-Up Fee    $150.00

Monthly Subscription Fee Amount   $__________

o    Bill Set-Up Fee to Credit Card

o Bill Set-Up Fee, Monthly Subscription Fee and any fee-based Avert, Inc. reports, services and forms to Credit Card on an on-going basis.

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Card Type      Credit Card #                Exp. Date         Name of Cardholder

(Visa, Mastercard and American Express accepted.)

     * To complete account set up, Avert, Inc. will need to receive a signed copy of the standard Consumer Report User Agreement in addition to this signed Addendum.

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     User Authorized Signature                   Title                   Date

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     Avert Authorized Signature          Title                           Date